UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2024

HARMONY BIOSCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39450	82-2279923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 W. Germantown Pike, Suite 215

Plymouth Meeting, PA 19462

(Address of principal executive offices) (Zip Code)

(484) 539-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, $0.00001 par value per share	HRMY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information under the heading “LCA Amendments” under Item 8.01. Other Events is incorporated in this Item 1.01 by reference.

Item 8.01 Other Events.

Exclusive Sublicense Agreement

On April 11, 2024, Harmony Biosciences Holdings, Inc. announced that its subsidiary Harmony Biosciences, LLC (“Harmony”) entered into a sublicense agreement with Bioprojet Société Civile de Recherche and Bioprojet Pharma SAS (“Bioprojet”) for an orexin-2 receptor agonist (OX2R) (the “Licensed Compound”) to be evaluated for the treatment of narcolepsy and potential other indications (the “Sublicense”). Under the Sublicense, Harmony obtained the exclusive right to develop, manufacture and commercialize the Licensed Compound in the U.S. and Latin American territories, which are rights that Bioprojet originally licensed from Teijin Pharma, the innovator of the Licensed Compound. The Licensed Compound is currently in pre-clinical development with an Investigational New Drug application currently anticipated in the second half 2025. Under the Sublicense, Harmony will pay Bioprojet an upfront license fee of $25.5 million and will also be obligated to pay up to $127.5 million upon achievement of development and regulatory milestones and up to $240.0 million upon achievement of sales-based milestones, as well as a royalty rate in the mid-teens on sales in the licensed territories.

LCA Amendments

In connection with the Sublicense, on April 6, 2024, Harmony and Bioprojet also entered into an amendment to that certain License and Commercialization Agreement originally entered into in July 2017 with Bioprojet (the “2017 LCA”) and an amendment to that certain License and Commercialization Agreement originally entered into in July 2023 with Bioprojet (the “2022 LCA”). The amendments to the 2017 LCA and the 2022 LCA removed the exclusivity of efforts provisions in those agreements allowing Harmony to expand the scope of its activities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMONY BIOSCIENCES HOLDINGS, INC.

Date: April 11, 2024	By:	/s/ Sandip Kapadia
Sandip Kapadia
Chief Financial Officer and Chief Administrative Officer